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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 1, 1997


                               CONMED CORPORATION
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             (Exact name of registrant as specified in its charter)


           New York                         0-16093             16-0977505
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(State or other jurisdiction of           (Commission        (I.R.S. Employer
incorporation or organization)            File Number)       Identification No.)

    310 Broad Street, Utica, New York                             13501
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 (Address of principal executive offices)                       (Zip Code)


                                 (315) 797-8375
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              (Registrant's telephone number, including area code)

Item 5.  Other Events

                  CONMED Corporation (the Company) signed an asset purchase agreement whereby the Company would acquire a product line from Davol Inc., a subsidiary of C.R. Bard, Inc. The purchase price for the acquisition, which closed on July 1, 1997, was $24 million subject to adjustment for inventory valuation on closing. Annual sales of the product line approximate $25 million.

                  The press release issued by CONMED Corporation on May 29, 1997 is attached hereto as Exhibit 20. The Asset Purchase Agreement dated as of the 28th of May by and between Davol Inc. and CONMED Corporation is attached hereto as Exhibit 2.

Item 7.  Financial Statements and Exhibits

                  (c)   Exhibits

                           2. Asset Purchase Agreement dated as of the 28th day of May, 1997 by and between Davol Inc. and CONMED Corporation.

                           20.   Press release dated May 29, 1997.

                                    Signature

         Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  CONMED CORPORATION

                                                  By:/s/ Robert D. Shallish, Jr.
                                                     ---------------------------
                                                     Robert D. Shallish, Jr.
                                                     Vice President-Finance

Dated:    July 11, 1997